UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On June 16, 2023, Casa Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the closing of a series of transactions related to restructuring of the Company’s credit facility. The Company is filing this Amendment No. 1 to the Current Report on Form 8-K (this “Amendment No. 1”) only to include certain exhibits that were omitted from Item 9.01 of the Initial Form 8-K, which as disclosed in the Initial Form 8-K, were to be filed with this Amendment No. 1. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Initial Form 8-K. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits. (d) Exhibits.

Exhibit Number	Description

10.1†	Exchange Agreement, dated June 15, 2023, by and among Casa Systems, Inc. and the lenders party thereto.

10.2	First Amendment to Existing Credit Agreement, dated June 15, 2023, by and among Casa Systems, Inc. and JPMorgan Chase Bank, N.A., as administrative and collateral agent.

10.3†+	Superpriority Credit Agreement, dated June 15, 2023, by and among Casa Systems, Inc., JPMorgan Chase Bank, N.A., as administrative agent, Delaware Trust Company, as collateral agent, and the lenders party thereto.

10.4	Warrant Agreement, dated June 15, 2023, by and between Casa Systems, Inc. and American Stock Transfer & Trust Company, LLC.

10.5†	Registration Rights Agreement, dated June 15, 2023, by and among Casa Systems, Inc. and the lenders party thereto.

99.1*	Press release dated June 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain identified information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential, in compliance with Regulation S-K Item 601(b)(10).

+

Certain schedules and exhibits to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

*	Previously furnished as Exhibit 99.1 to the Initial Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casa Systems, Inc.

Date: June 21, 2023	By:	/s/ Edward Durkin
Edward Durkin
Interim Chief Executive Officer and Chief Financial Officer